Exhibit: 99.2

[LOGO OF OLD NATIONAL BANCORP]

               Old National Bancorp


               Financial Trends

               Third Quarter 2004


               October 28, 2004


               Please direct inquiries to:

               John Poelker, Executive Vice President & Chief Financial Officer
               (812) 461-9099 or Candice Jenkins, Vice President & Corporate Controller (812) 461-9769


Note: -Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

      -Certain prior year amounts may have been restated to conform with the 2004 presentation. Such reclassifications had no effect on net income.

      -All share and per share data have been adjusted for stock dividends and stock splits.

                                                    Old National Bancorp
                                                      Financial Summary
                                                      -----------------
                                                     Third Quarter 2004
                                                                                 2003                             2004
                                                                    -------------------------------  -------------------------------
 2000   2001   2002   2003                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----   ----   ----                                          ------- ------- ------- -------  ------- ------- ------- -------
                             Profitability (in millions)
                             ---------------------------
  61.7   93.0  117.9   70.4  NET INCOME from Continuing Operations     26.3   27.1    11.8     5.3     19.5    11.3    18.2
 (25.7)  (5.9)   8.3      -  NON-OPERATING Income (Expense)               -      -       -       -        -       -       -
  87.4   99.0  109.6   70.4  OPERATING EARNINGS (2)                    26.3   27.1    11.8     5.3     19.5    11.3    18.2
  91.5  105.1  110.7   72.5  OPERATING CASH EARNINGS (1)               26.7   27.5    12.4     5.9     20.1    11.9    18.8

------------------------------------------------------------------------------------------------------------------------------------
                             Diluted EPS
                             -----------
  0.90   1.36   1.75   1.05  Net Income from Continuing Operations     0.39   0.41    0.17    0.08     0.29    0.17    0.27
 (0.35) (0.09)  0.12      -  Non-Operating                                -      -       -       -        -       -       -
  1.25   1.44   1.63   1.05  Operating (2)                             0.39   0.41    0.17    0.08     0.29    0.17    0.27
  1.32   1.53   1.64   1.08  Operating Cash (1)                        0.40   0.41    0.18    0.09     0.30    0.18    0.28
------------------------------------------------------------------------------------------------------------------------------------

                             Net Income Ratios
                             -----------------
10.55% 14.45% 17.05%  9.48%  Return on Common Equity                 14.03% 14.28%   6.37%   2.92%   10.68%   6.34%  10.58%
 0.73%  1.05%  1.27%  0.74%  Return on Assets                         1.11%  1.12%   0.49%   0.22%    0.84%   0.49%   0.81%

                             Operating  Ratios
                             -----------------
 1.03%  1.12%  1.18%  0.74%  Return on Assets (2)                     1.11%  1.12%   0.49%   0.22%    0.84%   0.49%   0.81%
 58.3%  57.6%  56.5%  61.3%  Efficiency Ratio (2)                     58.9%  53.7%   63.2%   70.9%    68.9%   80.7%   69.1%
 3.65%  3.77%  3.65%  3.37%  Net Interest Margin                      3.46%  3.35%   3.32%   3.37%    3.37%   3.38%   3.30%
 0.39%  0.45%  0.34%  1.21%  Net Charge-offs / Average Loans (3)      0.89%  0.60%   1.85%   1.48%    0.25%   0.89%   0.48%
------------------------------------------------------------------------------------------------------------------------------------

                             Capital Ratios:
                             ---------------
                             Risk-Based Capital Ratios
                             (end of period):
  9.2%   9.3%  11.1%  11.0%    Tier 1                                 11.3%  11.4%   11.1%   11.0%    11.1%   11.3%   11.5%
 10.4%  12.8%  14.8%  14.7%    Total                                  15.0%  15.1%   14.7%   14.7%    14.8%   15.1%   15.3%
  6.7%   6.6%   7.5%   7.3%  Leverage Ratio (to average assets)        7.6%   7.5%    7.3%    7.3%     7.5%    7.5%    7.7%

 6.92%  7.27%  7.47%  7.78%  Total equity to assets (averages)        7.88%  7.85%   7.69%   7.69%    7.89%   7.69%   7.66%
------------------------------------------------------------------------------------------------------------------------------------

                             Stock Price/ Dividend Ratios:
                             -----------------------------
  0.56   0.59   0.66   0.72  Per Share Dividend                        0.18   0.18    0.18    0.18     0.19    0.19    0.19
   44%    41%    41%    69%  Dividend Payout Ratio                      46%    44%    100%    226%      66%    112%     70%
 24.63  21.81  22.04  21.76  Stock Price at EOP                       20.38  21.90   21.29   21.76    22.60   24.83   24.84
  8.98   9.48  11.05  10.75  Book Value Per Share                     11.13  11.48   10.80   10.75    11.15   10.16   10.80

                             (1) Excludes after-tax impact of amortization of intangible assets.
                             (2) Operating earnings exclude gains on branch divestitures and restructuring charges.
                             (3) Net charge-offs include $1.2 million, $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the second quarter of 2004 and the third quarter
                                 and second quarter of 2003, respectively.                                                   PAGE 1

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
                                                   Old National Bancorp
                                                     INCOME STATEMENT
                                                     ----------------
                                         ($ In Millions except EPS information)
  Nine Months        Change                                                  Third Quarter           Change
---------------  -------------                                             -----------------     --------------
  2004    2003      $       %                                                2004      2003         $        %
------- -------  -------  ----                                             -------   -------     -------   ----
$ 333.1 $ 377.5  $ (44.4)  -12%    Interest Income - FTE                   $ 107.4   $ 120.9     $ (13.5)   -11%
  123.8   152.8    (29.1)  -19%    Less:  Interest Expense                    40.5      47.3        (6.8)   -14%
------- -------  -------  ----                                             -------   -------     -------   ----

  209.4   224.6    (15.3)   -7%    Net Interest Income - FTE                  67.0      73.6        (6.7)    -9%

   23.3    22.7      0.6     3%    Trust and asset management fees             7.7       7.6         0.1      2%
   35.8    33.8      1.9     6%    Service charges on deposit accounts        12.6      11.5         1.2     10%
   40.5    27.4     13.2    48%    Insurance premiums and commissions         11.7      10.1         1.6     16%
    9.5     8.0      1.5    19%    Investment product fees                     2.5       2.6        (0.1)    -3%
    7.1    17.3    (10.2)  -59%    Mortgage banking revenue                    0.2       8.0        (7.8)   -97%
   20.4    18.9      1.5     8%    Other income                                7.0       5.9         1.1     19%
------- -------  -------  ----                                             -------   -------     -------   ----
  136.5   128.1      8.5     7%      Total Fees and Service Charges           41.8      45.7        (3.9)    -8%

    2.3    23.6    (21.2)  -90%    Gains (Losses) Sales of Securities          0.3       0.1         0.2     N/M

  138.8   151.6    (12.8)   -8%      Total Noninterest Income                 42.1      45.8        (3.6)    -8%

  348.2   376.2    (28.1)   -7%      Total Revenues (FTE)                    109.1     119.4       (10.3)    -9%

  146.1   129.2     16.9    13%    Salaries and employee benefits             43.3      43.4        (0.1)     0%
  108.5    90.4     18.1    20%    Other expense                              32.1      32.1         0.1      0%
------- -------  -------  ----                                             -------   -------     -------   ----

  254.6   219.6     35.0    16%      Total Noninterest Expense                75.4      75.5        (0.0)     0%

   22.4    59.0    (36.6)  -62%    Provision for loan losses                   7.4      27.5       (20.1)   -73%

   71.2    97.7    (26.4)  -27%      Pre-Tax Income (FTE)                     26.3      16.4         9.8     60%

    4.2    13.6     (9.5)  -69%    Income Taxes                                2.1      (1.5)        3.7     N/M
   18.1    18.9     (0.8)   -4%    FTE Adjustment                              6.0       6.2        (0.2)    -3%
------- -------  -------  ----                                             -------   -------     -------   ----

   22.2    32.5    (10.3)  -32%      Total Taxes (FTE)                         8.1       4.6         3.4     74%

   49.0    65.1    (16.2)  -25%       Operating Earnings (1)                  18.2      11.8         6.4     54%
      -       -        -      -    Non-Operating Income (Expense)                -         -           -       -
------------------------------                                             ------------------------------------
 $ 49.0  $ 65.1  $ (16.2)  -25%       Net Income from Cont. Ops.            $ 18.2    $ 11.8       $ 6.4     54%
==============================                                             ====================================

   0.73    0.97    (0.24)  -25%    EPS - Diluted Net Income from Cont. Ops.   0.27      0.17        0.10     59%
      -       -        -      -    EPS - Non-Operating                           -         -           -       -
   0.73    0.97    (0.24)  -25%    EPS - Diluted Operating (1)                0.27      0.17        0.10     59%
   0.76    0.99    (0.23)  -23%    EPS - Diluted Operating Cash (2)           0.28      0.18        0.10     56%

 65,960  66,811     (851)   -1%    EOP Shares Outstanding (000s)            65,960    66,811        (851)    -1%
 66,247  66,813     (566)   -1%    Average Basic Shares (000s)              66,051    66,904        (853)    -1%
 66,692  66,880     (188)    0%    Average Diluted Shares (000s)            66,731    67,071        (341)    -1%

                                   FTE - Fully taxable equivalent basis
                                   (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                   (2) Excludes after-tax impact of amortization of intangible assets.                        PAGE 2

                                                           Old National Bancorp
                                                            NET INCOME TRENDS
                                                           Third Quarter 2004
                                                 ($ In Millions except EPS information)
                                                                                 2003                             2004
                                                                   -------------------------------  -------------------------------
 2000    2001    2002    2003                                      1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----    ----    ----    ----                                      ------- ------- ------- -------  ------- ------- ------- -------
 657.9   651.0   572.6   494.9 Interest Income - FTE                130.0   126.6   120.9    117.4   114.2   111.5   107.4
 368.4   338.4   258.0   197.7 Less: Interest Expense                53.8    51.8    47.3     44.9    43.0    40.3    40.5
------------------------------                                     -------------------------------  -------------------------------
 289.5   312.6   314.6   297.1 Net Interest Income - FTE             76.2    74.8    73.6     72.5    71.2    71.2    67.0

  22.6    20.7    24.4    30.5 Trust and asset management fees        7.4     7.7     7.6      7.8     7.5     8.0     7.7
  34.3    40.5    42.0    44.9 Service charges on deposit accounts   10.8    11.6    11.5     11.0    10.8    12.4    12.6
  11.5    13.3    16.7    39.2 Insurance premiums and commissions     8.2     9.1    10.1     11.9    14.5    14.4    11.7
   7.1     6.8     9.0    10.6 Investment product fees                2.7     2.7     2.6      2.6     3.2     3.8     2.5
   2.6     9.7    14.5    19.1 Mortgage banking revenue               4.4     4.9     8.0      1.8    (0.3)    7.1     0.2
  23.7    17.2    23.0    24.3 Other income                           6.7     6.2     5.9      5.5     8.0     5.3     7.0
 101.8   108.2   129.6   168.6   Total Fees and Service Charges      40.2    42.2    45.7     40.5    43.6    51.1    41.8

  (0.1)    4.8    12.4    23.6 Gains (Losses) Sales of Securities     2.7    20.8     0.1        -     2.0       -     0.3

 101.7   113.0   142.0   192.1   Total Noninterest Income            42.9    62.9    45.8     40.5    45.6    51.1    42.1

 391.2   425.6   456.6   489.3   Total Revenues (FTE)               119.1   137.7   119.4    113.0   116.8   122.3   109.1

 130.2   138.2   148.4   169.0 Salaries and employee benefits        41.7    44.1    43.4     39.8    49.3    53.5    43.3
  97.8   106.9   109.4   130.7 Other expense                         28.5    29.8    32.1     40.3    31.2    45.2    32.1

 228.0   245.1   257.8   299.7   Total Noninterest Expense           70.2    74.0    75.5     80.1    80.5    98.7    75.4

  26.0    28.7    33.5    85.0 Provision for loan losses              9.0    22.5    27.5     26.0     7.5     7.5     7.4

 137.2   151.8   165.3   104.6   Pre-Tax Income (FTE)                39.9    41.3    16.4      6.9    28.9    16.1    26.3

  30.1    31.5    30.5     9.0 Income Taxes                           7.3     7.9    (1.5)    (4.6)    3.3    (1.2)    2.1
  19.6    21.3    25.2    25.1 FTE Adjustment                         6.4     6.4     6.2      6.2     6.1     6.0     6.0

  49.8    52.8    55.6    34.1   Total Taxes (FTE)                   13.7    14.2     4.6      1.6     9.4     4.8     8.1

  87.4    99.0   109.6    70.4  Operating Earnings (1)               26.3    27.1    11.8      5.3    19.5    11.3    18.2
 (25.7)   (5.9)    8.3       - Non-Operating Income (Expense)           -       -       -        -       -       -       -
  61.7    93.0   117.9    70.4   Net Income from Cont. Ops.          26.3    27.1    11.8      5.3    19.5    11.3    18.2

                               EPS - Diluted Net Income from
  0.90    1.36    1.75    1.05  Cont. Ops.                           0.39    0.41    0.17     0.08    0.29    0.17    0.27
 (0.35)  (0.09)   0.12       - EPS - Non-Operating                      -       -       -        -       -       -       -
  1.25    1.44    1.63    1.05 EPS - Diluted Operating  (1)          0.39    0.41    0.17     0.08    0.29    0.17    0.27
  1.32    1.53    1.64    1.08 EPS - Diluted Operating Cash (2)      0.40    0.41    0.18     0.09    0.30    0.18    0.28

69,689  68,608  67,308  66,832 Average Diluted Shares (000s)       66,945  66,699  67,071   66,728  66,460  66,819  66,731


                               FTE - Fully taxable equivalent basis
                               (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                               (2) Excludes after-tax impact of amortization of intangible assets.                            PAGE 3

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
                                                       Old National Bancorp
                                                       Balance Sheet (EOP)
                                                       -------------------
                                                        Third Quarter 2004
                                                          ($ in Millions)

                                                      9/30/04        6/30/04        9/30/03    Change from Prior Year
                                                      -------        -------        -------    ----------------------
Assets                                                                                           $            %
  Securities
    Government and Agencies                         $    700.9     $    623.0     $    615.9     $   85.0       14%
    Municipals                                           631.9          639.0          653.5        (21.6)     - 3%
    Mortgage Backed                                    1,377.1        1,362.5        1,644.5       (267.4)    - 16%
    Other (1)                                            309.1          416.7          213.2         95.9       45%
                                                    ----------     ----------     ----------     --------     ----
  Total Investments (1)                                3,019.1        3,041.1        3,127.0       (108.0)     - 3%
                                                    ----------     ----------     ----------     --------     ----
  Residential Loans Held for Sale                         22.1           26.8           16.9          5.1       30%
  Loans
    Commercial                                         1,586.6        1,618.7        1,684.8        (98.2)     - 6%
    Commercial and Agriculture Real Estate             1,713.8        1,758.7        1,832.5       (118.7)     - 6%
    Consumer                                           1,227.2        1,195.1        1,134.8         92.4        8%
                                                    ----------     ----------     ----------     --------     ----
        Subtotal                                       4,527.6        4,572.5        4,652.1       (124.5)     - 3%
    Residential Real Estate                              554.1          534.7          934.2       (380.1)    - 41%
                                                    ----------     ----------     ----------     --------     ----
  Total Loans                                          5,081.7        5,107.2        5,586.3       (504.6)     - 9%
                                                    ----------     ----------     ----------     --------     ----
     Total Earning Assets                              8,122.8        8,175.2        8,730.2       (607.4)     - 7%
                                                    ----------     ----------     ----------     --------     ----

Allowance for loan losses                                (96.3)         (95.1)         (92.6)        (3.7)       4%
Nonearning assets
    Goodwill and Intangible assets                       169.4          169.6          172.2         (2.8)     - 2%
    Other assets                                         785.8          791.7          714.8         71.0       10%
                                                    ----------     ----------     ----------     --------     ----
Total Nonearning assets                                  955.2          961.3          887.0         68.3        8%
                                                    ----------     ----------     ----------     --------     ----

                                                    ----------     ----------     ----------     --------     ----
     Total Assets                                   $  8,981.7     $  9,041.5     $  9,524.5     $ (542.8)     - 6%
                                                    ==========     ==========     ==========     ========     ====

Liabilities and Equity
  Noninterest-bearing demand deposits               $    825.7     $    784.5     $    756.4     $   69.4        9%
  NOW and Savings accounts                             2,294.3        2,205.2        1,937.6        356.7       18%
  Money market accounts                                  581.8          579.5          644.8        (63.0)    - 10%
  Other time                                           2,333.0        2,404.0        2,667.0       (334.0)    - 13%

                                                    ----------     ----------     ----------     --------     ----
     Total Core Deposits                               6,034.9        5,973.2        6,005.8         29.1        0%
                                                    ----------     ----------     ----------     --------     ----

Borrowed Funds (includes Brokered CD's)                2,117.3        2,256.0        2,679.4       (562.1)    - 21%

Accrued expenses and other liabilities                   117.2          139.0          117.6         (0.4)       0%

                                                    ----------     ----------     ----------     --------     ----
     Total Liabilities                                 8,269.4        8,368.2        8,802.7       (533.4)     - 6%
                                                    ----------     ----------     ----------     --------     ----

Shareholders' equity                                     712.3          673.3          721.8         (9.4)     - 1%

                                                    ----------     ----------     ----------     --------     ----
     Total Liabilities and Shareholders Equity      $  8,981.7     $  9,041.5     $  9,524.5     $ (542.8)     - 6%
                                                    ==========     ==========     ==========     ========     ====

            (1) Includes money market investments.                                                                           PAGE 4

                                                        Old National Bancorp
                                                        Balance Sheet Trends
                                                        --------------------
                                                          PERIOD AVERAGES
                                                          ($ in Millions)
 2000    2001    2002    2003                                                     2003                             2004
 ----    ----    ----    ----                                       -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
                               Assets
                                 Securities
 $ 513   $ 482   $ 593   $ 629     Government and Agencies           $ 708   $ 614   $ 589   $ 605    $ 587   $ 602   $ 659
   542     582     656     667     Municipals                          689     676     654     650      652     641     635
   666     773   1,342   1,710     Mortgage Backed                   1,573   1,886   1,814   1,567    1,484   1,430   1,348
   122     181     146     149     Other (1)                           128     132     168     167      176     178     343
------------------------------                                      -------------------------------  -------------------------------
 1,842   2,018   2,737   3,155   Total Investments (1)               3,098   3,308   3,225   2,989    2,898   2,852   2,985
------------------------------                                      -------------------------------  -------------------------------
                                 Loans
 1,476   1,692   1,690   1,687     Commercial                        1,677   1,706   1,698   1,665    1,601   1,636   1,604
                                   Commercial and Agriculture
 1,538   1,855   1,844   1,866       Real Estate                     1,876   1,872   1,869   1,847    1,838   1,804   1,749
   986   1,052   1,057   1,096     Consumer                          1,054   1,069   1,110   1,149    1,168   1,183   1,211
------------------------------                                      -------------------------------  -------------------------------
 4,000   4,599   4,592   4,648         Subtotal                      4,607   4,647   4,678   4,661    4,608   4,623   4,564
 2,088   1,682   1,287   1,003     Residential Real Estate (2)       1,091     984     977     960      955     960     568
------------------------------                                      -------------------------------  -------------------------------
 6,088   6,281   5,878   5,651   Total Loans (2)                     5,698   5,631   5,655   5,621    5,563   5,583   5,132
------------------------------                                      -------------------------------  -------------------------------
 7,930   8,299   8,615   8,807      Total Earning Assets             8,796   8,940   8,880   8,611    8,461   8,435   8,117
------------------------------                                      -------------------------------  -------------------------------

   (71)    (74)    (81)    (89)Allowance for loan losses               (89)    (87)    (91)    (90)     (98)   (101)    (96)
   592     640     730     839 Nonearning assets                       794     811     858     891      898     920     956

------------------------------                                      -------------------------------  -------------------------------
$8,451  $8,864  $9,264  $9,556      Total Assets                    $9,501  $9,665  $9,646  $9,412   $9,261  $9,254  $8,977
==============================                                      ===============================  ===============================

                               Liabilities and Equity
 $ 637   $ 664   $ 712   $ 753   Noninterest-bearing demand deposits $ 730   $ 744   $ 761   $ 776    $ 771   $ 798   $ 814
 1,299   1,339   1,678   1,984   NOW and Savings accounts            1,871   2,058   1,996   2,011    2,054   2,166   2,248
   712     778     644     612   Money market accounts                 590     587     629     642      603     586     582
 2,713   3,065   3,146   2,767   Other time                          2,900   2,813   2,694   2,659    2,602   2,500   2,394

------------------------------                                      -------------------------------  -------------------------------
 5,361   5,847   6,181   6,115      Total Core Deposits              6,091   6,202   6,080   6,089    6,031   6,050   6,039
------------------------------                                      -------------------------------  -------------------------------

                               Borrowed Funds (includes Brokered
 2,417   2,287   2,294   2,573   CD's)                               2,541   2,594   2,683   2,474    2,387   2,380   2,133

                               Accrued expenses and other
    89      86      97     124   liabilities                           121     110     141     125      112     111     118

------------------------------                                      -------------------------------  -------------------------------
 7,866   8,220   8,572   8,813      Total Liabilities                8,753   8,906   8,904   8,688    8,531   8,542   8,289
------------------------------                                      -------------------------------  -------------------------------

   585     644     692     743 Shareholders' equity                    749     758     742     724      731     712     688

------------------------------                                      -------------------------------  -------------------------------
$8,451  $8,864  $9,264  $9,556      Total Liabilities and Equity    $9,501  $9,665  $9,646  $9,412   $9,261  $9,254  $8,977
==============================                                      ===============================  ===============================

                               (1) Includes money market investments.
                               (2) Includes residential loans held for sale.                                                 PAGE 5

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
                                                      Old National Bancorp
                                                 Interest Rate Trends (FTE basis)
                                                 --------------------------------
                                                         PERIOD AVERAGES

2000   2001   2002   2003                                                        2003                             2004
----   ----   ----   ----                                          -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                           Earning Assets
                             Securities
6.80%  6.17%  4.55%  3.83%     Government and Agencies               3.99%   3.92%   3.77%   3.59%    3.39%   3.20%   3.16%
7.49%  7.07%  7.13%  7.02%     Municipals                            7.08%   7.03%   6.97%   6.99%    6.87%   6.97%   6.98%
6.84%  6.46%  5.45%  4.12%     Mortgage Backed                       4.50%   4.02%   3.81%   4.21%    4.19%   4.13%   4.24%
7.52%  6.05%  5.14%  4.21%     Other (1)                             4.83%   4.91%   3.64%   3.77%    3.37%   3.34%   2.58%
-------------------------                                          -------------------------------  -------------------------------
7.07%  6.53%  5.64%  4.68% Total Investments (1)                     4.97%   4.65%   4.43%   4.66%    4.58%   4.52%   4.39%
-------------------------                                          -------------------------------  -------------------------------
                             Loans
9.28%  8.18%  6.58%  5.61%     Commercial                            5.95%   5.66%   5.50%   5.35%    5.44%   5.26%   5.37%
                               Commercial and Agriculture Real
8.63%  8.22%  6.93%  5.87%       Estate                              6.25%   6.05%   5.62%   5.55%    5.67%   5.59%   5.79%
9.38%  9.28%  8.04%  7.22%     Consumer                              7.55%   7.43%   7.10%   6.85%    6.72%   6.57%   6.51%
-------------------------                                          -------------------------------  -------------------------------
9.05%  8.45%  7.06%  6.10%          Subtotal                         6.44%   6.22%   5.93%   5.80%    5.85%   5.72%   5.83%
7.93%  7.77%  7.32%  6.37%     Residential Real Estate (2)           6.72%   6.50%   6.23%   6.00%    5.84%   5.61%   5.42%
-------------------------                                          -------------------------------  -------------------------------
8.67%  8.27%  7.11%  6.14%   Total Loans (2)                         6.49%   6.27%   5.98%   5.83%    5.85%   5.70%   5.79%
-------------------------                                          -------------------------------  -------------------------------

-------------------------                                          -------------------------------  -------------------------------
8.30%  7.84%  6.65%  5.62%      Total Earning Assets                 5.95%   5.67%   5.42%   5.43%    5.42%   5.30%   5.28%
=========================                                          ===============================  ===============================

                           Interest-bearing Liabilities
1.94%  1.68%  1.22%  0.86%   NOW and Savings accounts                0.99%   1.04%   0.73%   0.68%    0.68%   0.75%   0.89%
4.88%  3.32%  1.55%  0.94%   Money market accounts                   1.11%   1.00%   0.82%   0.83%    0.83%   0.86%   1.17%
5.64%  5.52%  4.58%  3.96%   Other time                              4.24%   4.03%   3.86%   3.72%    3.58%   3.25%   3.07%

-------------------------                                          -------------------------------  -------------------------------
4.51%  4.20%  3.19%  2.47%      Total Interest-Bearing Deposits      2.77%   2.57%   2.33%   2.22%    2.13%   1.95%   1.92%
-------------------------                                          -------------------------------  -------------------------------

6.43%  5.29%  3.63%  2.54% Borrowed Funds (includes Brokered CD's)   2.75%   2.59%   2.38%   2.43%    2.55%   2.49%   2.85%

-------------------------                                          -------------------------------  -------------------------------
5.16%  4.53%  3.32%  2.49%      Total Interest-Bearing Liabilities   2.76%   2.58%   2.34%   2.29%    2.26%   2.12%   2.19%
=========================                                          ===============================  ===============================


3.14%  3.31%  3.32%  3.13% Net Interest Rate Spread                  3.19%   3.09%   3.08%   3.14%    3.15%   3.18%   3.09%

3.65%  3.77%  3.65%  3.37% Net Interest Margin                       3.46%   3.35%   3.32%   3.37%    3.37%   3.38%   3.30%

                           (1) Includes money market investments.
                           (2) Includes residential loans held for sale.                                                      PAGE 6

                                                            Old National Bancorp
                                                               Asset Quality
                                                               -------------
                                                               End of Period
                                                              ($ in Millions)
  2000    2001    2002    2003                                                    2003                             2004
  ----    ----    ----    ----                                      -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
   65.7    73.8    74.2    87.7 Beginning allowance for loan losses   87.7    84.0    98.0    99.4    104.6   108.6   103.6

   26.0    28.7    33.5    85.0   Provision for loan losses            9.0    22.5    27.5    26.0      7.5     7.5     7.4

    6.0       -       -       -   Acquired from acquisition              -       -       -       -        -       -       -

                                  Transfer to Allow. Unfunded
      -       -       -    (9.3)    Commitments                          -       -    (6.8)   (9.3)    (8.0)   (8.6)   (8.6)

  (29.3)  (36.2)  (27.6)  (61.6)     Gross charge-offs               (14.3)   (8.0)  (17.1)  (22.2)    (5.7)  (12.7)  (11.0)
      -       -       -   (14.7)     Write-downs from loans sold         -    (2.2)  (12.5)      -        -    (1.2)      -
    5.5     7.9     7.6     8.2      Gross recoveries                  1.6     1.7     3.5     1.4      2.2     1.4     4.9

-------------------------------                                     -------------------------------  -------------------------------
  (23.9)  (28.3)  (20.0)  (68.1)  Net Charge-offs                    (12.7)   (8.5)  (26.1)  (20.8)    (3.5)  (12.5)   (6.1)
-------------------------------                                     -------------------------------  -------------------------------

-------------------------------                                     -------------------------------  -------------------------------
   73.8    74.2    87.7    95.2 Ending allowance for loan losses      84.0    98.0    92.7    95.2    100.6    95.1    96.3
===============================                                     ===============================  ===============================


  0.39%   0.45%   0.34%   1.21% Net Charge-offs / Average Loans (1)  0.89%   0.60%   1.85%   1.48%    0.25%   0.89%   0.48%

6,087.9 6,281.0 5,878.3 5,651.4 Average Loans Outstanding (1)      5,698.0 5,631.5 5,655.0 5,621.2  5,563.0 5,583.2 5,132.3

6,348.3 6,132.9 5,769.6 5,586.5 EOP Loans Outstanding (1)          5,639.9 5,627.6 5,603.2 5,586.5  5,577.5 5,134.0 5,103.7

                                Allowance for Loan Loss /
  1.16%   1.21%   1.52%   1.70%   EOP Loans(1)                       1.49%   1.74%   1.65%   1.70%    1.80%   1.85%   1.89%


                                Underperforming Assets
                                   Loans 90 days and over
    6.6    12.6     9.5     5.1      (still accruing)                 14.1     5.6    11.4     5.1      2.3     1.4     6.7
                                   Non-performing loans:
   22.7    37.9   100.3   104.6       Nonaccrual loans               116.5   146.4   110.2   104.6    107.1    97.6   106.0
    0.2    25.9       -       -       Renegotiated loans                 -       -       -       -        -       -       -
-------------------------------                                     -------------------------------  -------------------------------
   23.0    63.8   100.3   104.6          Total non-performing loans  116.5   146.4   110.2   104.6    107.1    97.6   106.0
-------------------------------                                     -------------------------------  -------------------------------
    3.6     9.2     7.9     8.8    Foreclosed properties               9.0     8.9     9.8     8.8      5.3     3.9     3.8


  0.36%   1.04%   1.74%   1.87% Non-performing loans / Loans (1)     2.07%   2.60%   1.97%   1.87%    1.92%   1.90%   2.08%

   321%    116%     87%     91% Allowance to Non-performing            72%     67%     84%     91%      94%     97%     91%

                                (1) Includes residential loans held for sale.                                                PAGE 7